Exhibit 99.1

Enfusion Names Oleg Movchan as Chief Executive Officer

December 22, 2022

New York / London / Hong Kong —Enfusion, Inc. (“Enfusion”) (NYSE: ENFN), a leading provider of cloud-native SaaS solutions for investment managers, today announced that its Board of Directors (the “Board”) has appointed Oleg Movchan, as Chief Executive Officer, effective December 22, 2022. Mr. Movchan has been serving as Interim Chief Executive Officer since August 21, 2022.

“We appreciate Oleg’s impact during his tenure as interim CEO and are fortunate to have a leader of Oleg’s caliber become our next CEO,” said Kathleen DeRose, Interim Chair of the Board. “His thorough understanding of Enfusion and relationships with our clients, investors, and the executive leadership team give us confidence that he is the right person to serve in this role. We look forward to Oleg’s ongoing contribution as we continue to advance our strategy and execute on our plans and focus on delivering even greater value for our stakeholders.”

Mr. Movchan has been an Enfusion investor and board member for more than ten years and brings deep knowledge of its leading cloud-based investment management software and services. Throughout his 26-year professional career Mr. Movchan has held numerous executive leadership positions across industries, including investment management organizations, a consumer packaged-goods company, and a private equity investment platform. Mr. Movchan holds an MS in Financial Mathematics and an MBA from the University of Chicago, and an MS in Applied Mathematics and Physics from Kharkiv National University (Ukraine).

“I look forward to continuing to work with the entire management team, the Board, and Enfusion’s global team to execute our strategy and to create value for our clients and our shareholders,” adds Oleg Movchan. “Enfusion continues to maintain and extend its leadership position in the investment management software space to become an integral part of the global capital markets infrastructure. I am excited about the opportunity to reinforce Enfusion’s commitment to execution and delivery of best-in-class software and client services and become a part of this exciting growth story.”

About Enfusion

Enfusion’s investment management software-as-a-service platform removes traditional information boundaries, uniting front-, middle- and back-office teams on one cloud-native system. Through its software, analytics, and middle/back-office managed services, Enfusion creates enterprise-wide cultures of real-time, data-driven intelligence, boosting agility, and powering growth. Enfusion partners with more than 800 investment managers from 10 global offices spanning four continents.

Forward-looking statements

Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”), including expectations regarding future financial performance. These forward-looking statements are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “could,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, such as those set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 that was filed with the Securities and Exchange Commission (“SEC”) on March 30, 2022, our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022 that was filed with the SEC on August 10, 2022, and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022 that was filed with the SEC on November 10, 2022. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Source: Enfusion, Inc.

Source Code: ENFN-IR

Contacts

Media

Prosek Partners
pro-enfusion@prosek.com

Investors

Ignatius Njoku

investors@enfusion.com